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                                                                   Exhibit 23(b)


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 21, 2000, with respect to the financial statements of TRW Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1999.


                                                   /s/ Ernst & Young LLP

                                                   Ernst & Young LLP


Cleveland, Ohio
May 26, 2000